 EXHIBIT 10.2
FOURTH AMENDED AND RESTATED

MORTGAGE AND SECURITY AGREEMENT

dated as of

 May 1, 2020

made by

AEROCENTURY CORP.

in favor of

MUFG UNION BANK, N.A.

as Agent for itself

and the Lenders

0A22-152811

TABLE OF CONTENTS

Page

ARTICLE 1. CERTAIN DEFINITIONS

Section 1.01 Definitions

ARTICLE 2. GRANTING CLAUSE

ARTICLE 3. COVENANTS

Section 3.01 Registration; Maintenance and Operation
Section 3.02 Further Assurances.
Section 3.03 Liens
Section 3.04 Books and Records; Inspection
Section 3.05 Certificate of Title.
Section 3.06 Loss of Value.
Section 3.07 Insurance.
Section 3.08 Mortgagee's Rights.
Section 3.09 Reinstatement.
Section 3.10 Warranties.

ARTICLE 4. EVENTS OF DEFAULT AND REMEDIES

Section 4.01 Events of Default and Remedies.
Section 4.02Possession of Airframe, Engine, APU, Parts and Spare Parts.
Section 4.03 Receiver.
Section 4.04 Sale and Suits for Enforcement.
Section 4.05 Expenses of Enforcement.
Section 4.06 Waiver of Appraisement, Etc.
Section 4.07 Remedies Cumulative.
Section 4.08 Application of Proceeds.
Section 4.09 Delay or Omission; Possession of Notes.
Section 4.10 Power of Attorney.
Section 4.11 Waiver of Claims.
Section 4.12 Additional Waivers.

ARTICLE 5. CONCERNING THE LEASES

Section 5.01 Acknowledgement of Leases.
Section 5.02 Quiet Enjoyment, Etc.
Section 5.03 Only One Original Lease.
Section 5.04 Miscellaneous.

ARTICLE 6. MISCELLANEOUS PROVISIONS

Section 6.01 Amendments, Etc.
Section 6.02 Notices.
Section 6.03 Continuing Lien and Security Interests; Transfer.
Section 6.04Governing Law; Service of Process; Choice of Forum.
Section 6.05 Severability; Drafting.
Section 6.06 Entire Agreement.
Section 6.07 Counterparts.
Section 6.08 Loan Agreement to Control.
Section 6.09 Section Titles.
Section 6.10 Time of the Essence.
Section 6.11 Termination and Release.
Section 6.12 Amendment and Restatement.

-1-	Fourth Amended and Restated Mortgage & Security Agreement
0A22-152811

FOURTH AMENDED AND RESTATED
MORTGAGE AND SECURITY AGREEMENT

THIS FOURTH AMENDED AND RESTATED MORTGAGE AND SECURITY AGREEMENT, dated as of May 1, 2020 (this "Mortgage"), is made by AEROCENTURY CORP., a Delaware corporation (together with its successors and assigns, "Borrower"), with its chief executive office and chief place of business at 1440 Chapin Avenue, Suite 310, Burlingame, California in favor of MUFG UNION BANK, N.A. (formerly Union Bank, N.A.), as agent for itself and the Lenders as described in the Loan Agreement referred to below (MUFG Union Bank, N.A. in its capacity as agent for itself and the Lenders, together with its successors and assigns, "Mortgagee").

W I T N ES S E T H:

WHEREAS, pursuant to that certain Loan and Security Agreement dated as of April 28, 2010, (as amended, the “Original Loan Agreement”), the financial institutions as lender parties thereto (collectively, the “Original Lenders”) and Union Bank, N.A., as administrative agent for itself and the Original Lenders, made available to Borrower a revolving credit facility for the purposes set forth in the Original Agreement.

WHEREAS, the Original Loan Agreement was amended and restated pursuant to that certain Amended and Restated Loan and Security Agreement dated as of March 13, 2013 (the “First Amended and Restated Loan Agreement”), among Borrower, the financial institutions as lender parties thereto (collectively, the “First A&R Lenders”) and Union Bank, N.A., as administrative agent for itself and the First A&R Lenders; by that certain Second Amended and Restated Loan and Security Agreement dated as of May 30, 2014 (the “Second Amended and Restated Loan Agreement”), among Borrower, the financial institutions as lender parties thereto (collectively, the “Second A&R Lenders”) and Union Bank, N.A., as administrative agent for itself and the Second A&R Lenders; and by that certain Third Amended and Restated Loan and Security Agreement dated as of February 19, 2019, among Borrower, the financial institutions as lender parties thereto (collectively, the “Third A&R Lenders”) and MUFG Union Bank, N.A., as administrative agent for itself and the Third A&R Lenders (as so amended, the “Third Amended and Restated Loan Agreement”).

WHEREAS, in connection with the Original Loan Agreement, the First Amended and Restated Loan Agreement, the Second Amended and Restated Loan Agreement, and the Third Amended and Restated Loan Agreement, Borrower and Mortgagee entered into that certain Mortgage and Security Agreement dated as of April 28, 2010, as amended and restated by that certain Amended and Restated Mortgage and Security Agreement dated as of June 17, 2013, by that certain Second Amended and Restated Mortgage and Security Agreement dated as of May 30, 2014, and as further amended and restated by that certain Third Amended and Restated Mortgage and Security Agreement dated as of February 19, 2019 (as further supplemented and amended from time to time, as described on Exhibit A attached hereto, collectively, the “Security Agreement”).

WHEREAS, concurrently herewith, Borrower, MUFG Union Bank, N.A., as Lender, together with any other Lenders under the Loan Agreement (defined hereafter) from time to time (collectively, the "Lenders") and MUFG Union Bank, N.A., as Agent, are entering into that certain Fourth Amended and Restated Loan and Security Agreement, dated as of the date hereof (as amended, restated, modified or supplemented from time to time, the "Loan Agreement"), which Loan Agreement shall amend and restate in full the Third Amended and Restated Loan Agreement.

WHEREAS, in connection with the Loan Agreement, the parties hereto desire to and hereby do amend and restate the Security Agreement in its entirety by this Mortgage.

WHEREAS, as a condition to the making of the Loans under the Loan Agreement, Borrower must provide collateral security to secure the prompt payment and performance of all Obligations (referred to herein collectively as the "Secured Obligations"), for the ratable benefit of the Lenders, which collateral includes, without limitation, the Collateral (as defined herein); and

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE 1.

CERTAIN DEFINITIONS

Section 1.01 Definitions

. Capitalized terms used in this Mortgage which are not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement. The following terms shall have the following defined meanings (and shall be applicable to both the singular and the plural forms of such terms):

"Acknowledgement" shall mean the Lessee Acknowledgement and Consent executed by each Lessee whereby, among other things, Lessee acknowledges receipt of the Quiet Enjoyment Letter executed by Mortgagee.

"Act" shall mean the United States Federal Aviation Act of 1958, as amended, as in effect on the date of this Mortgage, as recodified in 49 U.S.C. §§ 40101 et seq., as amended, or any successor or substituted legislation at the time in effect and applicable.

"Airframe" means each airframe purchased by Borrower described in Exhibit B or in a Mortgage Supplement hereto, together with any and all Parts which are either incorporated or installed in or attached to such airframe or required to be subject to the lien and security interest of this Mortgage.

"APU" means, whether or not installed on the Aircraft, the auxiliary power unit of the manufacture and model described in Exhibit B or in a Mortgage Supplement hereto, together with any and all modules and Parts which are either incorporated or installed from time to time in or attached to such APU.

"Cape Town Convention" means the Convention on International Interests in Mobile Equipment and the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment, both of which were signed in Cape Town, South Africa on November 16, 2001, and including the Regulations for the International Registry and the Procedures for the International Registry, as promulgated thereafter.

"Collateral" shall have the meaning set forth in the Granting Clause (Article 2) hereof.

"Convention" means the Cape Town Convention, the Protocol, and related regulations and procedures, with an effective date in the United States of March 1, 2006.

"Default" means any event specified in Section 4.01 hereof, whether or not any requirement for the giving of notice, the lapse of time, or both or for the happening of any other condition, event or act has been satisfied.

"Engine" means each engine described in Exhibit B or in a Mortgage Supplement hereto (each of which has 550 or more rated takeoff horsepower or the equivalent of such horsepower), together with any and all Parts which are either incorporated or installed in or attached to such engine or required to be subject to the lien and security interest of this Mortgage.

"Event of Default" means any of the events specified in Section 4.01 hereof, provided that any requirement for the giving of notice, the lapse of time or both for the happening of any other condition, event or act has been satisfied.

"International Registry" means the international registry created pursuant to the Convention.

"Lease" means any "Lease" as such term is defined in the Loan Agreement, of the Collateral now existing or hereafter arising, including, but not limited to, each of the lease agreements described in Exhibit C hereto and in the Mortgage Supplement(s) hereto, upon which Borrower is the lessor or an assignee of the lessor as the same may be modified, amended or supplemented from time to time.

"Lease Event of Default" means an Event of Default as defined in a given Lease.

"Lessee" means, with respect to a given Lease, the "Lessee" as defined therein.

"Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge or encumbrance, lease, right of others or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same legal effect as any of the foregoing (e.g., a lease which would be treated as a security agreement)), and, as applicable, the filing of, or consent or agreement to give, any financing statement or comparable document, or record or register any such document or interest under the Act or the Convention.

"Mortgage" means this Fourth Amended and Restated Mortgage and Security Agreement, as the same may be amended, modified or supplemented from time to time (including by means of one or more Mortgage Supplements).

"Mortgage Supplement" means a Mortgage Supplement, substantially in the form of Exhibit D hereto.

"Parts" means, at any time, all parts, components, equipment, instruments, propellers, landing gear, appliances, avionics, radio and radar devices, cargo handling systems and loose equipment that are at such time incorporated or installed in or attached to an Airframe, Engine or APU.

"Permitted Lessee" means, with respect to a given Lease, the Lessee thereunder and any substitute Lessee which is acceptable to Mortgagee.

"Proceeds" means whatever is receivable or received when the Airframe or any Engine or any APU or any Part or any Spare Part or other collateral is sold, exchanged, collected or otherwise disposed of, including, without limitation, all amounts payable or paid under insurance, requisition or other payments as the result of any loss (including an Event of Loss) or damage to such Airframe or Engine or APU or Part or Spare Part.

"Protocol" shall mean the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment, adopted contemporaneously and as a part of the Cape Town Convention.

"Records" shall have the meaning set forth in the Granting Clause (Article 2) hereof.

"Security Deposit" means, with respect to a given Lease, the "Security Deposit" as such term is defined in such Lease.

"Spare Part" means an accessory, appurtenance or part of an Airframe (except an Engine) or appliance that is to be installed at a later time in an Airframe, Engine, APU, or appliance as described in Exhibit B or in a Mortgage Supplement hereto.

Notwithstanding anything to the contrary herein the following terms, when capitalized herein, shall have the meanings set forth in the Convention: "administrator," "aircraft object", "contracting state," "contract of sale," "international interest," "professional user," "searchable," and "situated in".

ARTICLE 2.

GRANTING CLAUSE

Borrower hereby assigns, mortgages, transfers and confirms unto Mortgagee, and hereby grants to Mortgagee, a first priority security interest in, all right, title and interest of Borrower in and to the following property, whether now owned or hereafter acquired, and all replacements of the following property as collateral security for the prompt and complete payment and performance when due of all the Secured Obligations (herein collectively called the "Collateral") to wit:

(a) each Airframe, Engine, APU and all Parts and Spare Parts;

(b) all of Borrower's right, title and interest in and to any Lease of an Airframe, an Engine or APU and any Parts and Spare Parts, including, without limitation, each Lease together with all schedules, supplements, amendments, modifications, extensions, renewals of or replacements for any such Lease, executed from time to time, and all payments, including, without limitation, all payments of rent, each Security Deposit, and maintenance reserves, and all proceeds thereof, insurance proceeds and all other amounts due or to become due thereunder;

(c) all records, logs and other materials required to be maintained with respect to each Airframe, Engine, APU, Parts or Spare Parts pertaining thereto by Persons in operational control of item(s) under any applicable Law(s) and all logs, books, maintenance records and other information otherwise relating to each such item of Collateral (collectively, the "Records") as well as all right, title and interest of Borrower in, to and under the overhaul, repair and maintenance manuals, programs and catalogues which are part of or used in connection with the maintenance program for such Airframe, Engine, APU, Parts or Spare Parts pertaining thereto;

(d) all Associated Rights in connection with any agreement secured by or associated with any Airframe, Engine, APU, Parts or Spare Parts; and

(e) all Proceeds of all or any of the foregoing.

ARTICLE 3.

COVENANTS

Section 3.01 Registration; Maintenance and Operation

Borrower, at its own cost and expense, will, (a) prior to mortgaging an Airframe, (i) register with the International Registry, if applicable, or complete such other registration necessary under Applicable Law, the ownership interest of Borrower in each Airframe and (ii) cause each Airframe to be duly registered and at all times thereafter remain duly registered in the name of Borrower in accordance with the Act, if applicable, or other Applicable Law; (b) at all times maintain, service, repair, overhaul and test or cause to be maintained, serviced, repaired, overhauled and tested each Engine, APU, Part and Spare Part so as to keep the same in as good operating condition as when originally mortgaged hereunder, ordinary wear and tear excepted, and, in any event in the condition required by the relevant Lease; and (c) maintain or cause to be maintained (in the English language) all Records.

Section 3.02 Further Assurances.

(a) Borrower will promptly, and in any event no more than five (5) Business Days after such action is required or requested, take, or cause to be taken, at Borrower's cost and expense, such action with respect to the execution, delivery, recording, registration, filing, re-recording, re-registration and refiling of this Mortgage and any financing statements, Mortgage Supplements or other instruments as are necessary or desirable, or that Mortgagee may from time to time request, to fully carry out the intent and purpose of this Mortgage or to establish, protect, preserve and/or perfect the Liens created by this Mortgage, and will furnish to Mortgagee (i) timely notice of the necessity of any such action, together with such instruments, in execution form, and such other information as may be required to enable Mortgagee to take such action and (ii) evidence of every such action taken by Borrower.

(b) The Convention. If the Convention applies to the Collateral, (i) Borrower shall establish a valid and existing account with the International Registry, appoint an Administrator and/or a Professional User acceptable to Mortgagee to make registrations in regard to the Collateral, and take the steps to initiate the registration of an International Interest in favor of the Mortgagee, with all such steps being completed except for the consent of Mortgagee; (ii) Borrower shall make reasonable efforts to register Borrower's Contract of Sale such that it shall be searchable in the International Registry, and (iii) Borrower shall execute and Mortgagee shall have received a fully completed and originally executed Irrevocable De-Registration and Export Request Authorization ("IDERA"), in the form required by the Protocol and acceptable to the Mortgagee and attached hereto as Exhibit E.

(c) Convention Representations and Warranties. At the execution and delivery of this Mortgage by Borrower, Borrower was Situated In a Contracting State and has the Power to Dispose of the Collateral as those phrases are used in the Convention. To the extent the Collateral is subject to the Convention, Borrower represents that (i) this Mortgage creates and constitutes an International Interest in the Collateral; (ii) each Airframe and Engine constitutes an Aircraft Object, (iii) this Mortgage constitutes a Security Agreement and the interest created hereunder is eligible for registration with the International Registry relating to the Airframe or Engine and (v) this Mortgage constitutes an assignment of associated rights secured by or associated with the Airframes and Engines and the Mortgagee hereby acknowledges and agrees that such assignment shall be effective to assign any related International Interests in the Airframe for all purposes of the Cape Town Convention.

Borrower hereby confirms, represents and warrants that no further action, including any filing or recording of any document (including any financing statement in respect thereof under Article 9 of the Uniform Commercial Code of any applicable jurisdiction), is necessary or advisable to establish as against third parties the perfected first priority Lien of the Mortgagee on Borrower's interest in each Airframe, Engine, APU, Parts or Spare Parts pertaining thereto or any Lease and in order to properly file, register and record this Mortgage, the International Interest of the Mortgagee under the Mortgage, the assignment of International Interest of Mortgagee under the Lease, or the International Interest of the Lessor in each Airframe and Engine under the Lease, in any applicable jurisdiction in the United States. Borrower agrees to furnish Mortgagee with copies of all documents relating to the foregoing and with recording and registration data as promptly as practicable following the issuance of the same by the FAA and the International Registry.

Section 3.03 Liens

Borrower will not create or suffer to exist any Lien upon or with respect to any of the Collateral, except for Permitted Liens.

Section 3.04 Books and Records; Inspection

Borrower shall faithfully keep complete and accurate books and records and make all necessary entries therein to reflect the quantities, costs, current values and locations of all the Collateral, the events and transactions giving rise thereto and all payments, credits and adjustments applicable thereto, shall keep Mortgagee fully and accurately informed as to the locations of all such books and records and shall permit Mortgagee's agents to have such access to them and to any other records pertaining to Borrower's business as Mortgagee may request from time to time. In addition, Borrower agrees to permit Mortgagee to visit the property of Borrower to inspect any Airframe, Engine, APU, Parts or Spare Parts, and in the case of any such items that are subject to a Lease, to the extent permitted under a given Lease, to arrange for Lessee to permit Mortgagee to inspect all items of Collateral. All inspections completed by Mortgagee pursuant to this Section 3.04 shall occur during normal business hours and upon reasonable prior notice to Borrower or Lessee (unless a Default or Event of Default has occurred and is continuing hereunder or under any Lease, in which event no notice shall be required and Mortgagee shall have access at any and all times). Borrower shall make available to Mortgagee and its counsel, as quickly as practicable under the circumstances, originals or copies of all of Borrower's books and records and any other instruments and documents which Mortgagee may reasonably request. Borrower shall deliver any document or instrument reasonably necessary for Mortgagee, as it may from time to time request, to obtain records from any service bureau, Governmental Authority, or other Person that maintains records for Borrower.

Section 3.05 Certificate of Title.

If any item or unit of the Collateral is now or hereafter the subject of a certificate of title or is required by law so to be, Borrower will promptly procure the necessary certificate of title and take all steps necessary to cause Mortgagee's Lien or security interest therein to be noted on the face of such certificate and undertake such other steps as may be necessary to assure that Mortgagee has a first priority, perfected security interest in each such item or unit of the Collateral and shall thereafter deposit the original of such certificate of title with Mortgagee.

Section 3.06 Loss of Value.

Borrower shall immediately, and in any event within five (5) Business Days, notify Mortgagee of any event causing any deterioration, loss or depreciation in value of any substantial portion of the Collateral and Borrower's best estimate of the amount of such deterioration, loss or depreciation.

Section  3.07 Insurance.

(a) Borrower shall bear the risk of each Airframe, Engine, APU, Part or Spare Part being lost, destroyed, irreparably damaged or rendered permanently unfit for sale, lease or use or being damaged in part, from any cause whatsoever at any time during the term of this Mortgage, and shall at its own cost and expense obtain and keep in full force and effect, in kind and form reasonably satisfactory to Mortgagee, or in the alternative shall cause Lessee under each applicable Lease to do the same with respect to each Airframe, Engine, APU, Part or Spare Part subject to Lessee's Lease, all risk of physical loss or damage insurance covering the Airframe, Engine, APU, Part or Spare Part wherever the same may be located, insuring against the risks of fire, explosion, theft and such other risks as are customarily insured against by organizations engaged in the same business and similarly situated as Borrower (and specifically including vandalism and malicious mischief coverage), in an amount usually carried by organizations engaged in the same business or similarly situated as Borrower. All such policies of insurance shall be written for the benefit of Borrower as the insured, and Mortgagee shall be named as an additional insured on liability insurance and Mortgagee shall be named as a loss payee or contract party on hull insurance, as applicable. Notwithstanding the foregoing or anything to the contrary herein, to the extent any Airframe, Engine, APU, Parts or Spare Parts pertaining thereto included in the Collateral hereunder is included in the Borrowing Base, Borrower shall comply with all insurance requirements set forth in the Loan Agreement.

(b) If Borrower or the applicable Lessee fails to pay any premium on any such insurance, Mortgagee shall have the right, but shall be under no obligation, to pay such premium for Borrower's account. Borrower shall repay to Mortgagee on demand all sums which Mortgagee shall have paid under this Section 3.07 in respect of insurance premiums, with interest thereon and Borrower's liability to Mortgagee for such repayment with interest shall be included in the Secured Obligations. Borrower hereby assigns to Mortgagee any return or unearned premium which may be due upon the cancellation for any reason whatsoever of any policy of insurance maintained in respect of the Collateral and hereby directs the insurer to pay Mortgagee any amount so due. Borrower's right to receive payment of any such return or unearned premium and the proceeds of any such insurance shall constitute a part of the Collateral for all purposes hereof. If no Event of Default has occurred, Mortgagee shall pay any such return or unearned premium to Borrower, provided that all amounts paid by Mortgagee in respect of insurance premiums have been repaid in full with interest.

Section  3.08 Mortgagee's Rights.

(a) In addition to any and all rights under this Mortgage and the other Loan Documents, at any time after the occurrence and continuance of an Event of Default, Mortgagee may, at any time in Mortgagee's own name or in the name of Borrower, (i) communicate with Account Debtors, parties to Contracts and Leases, and obligors in respect of Instruments, Chattel Paper or other Collateral to verify to Mortgagee's satisfaction the existence, amount and terms of any such Accounts, Contracts, Instruments, Chattel Paper, Leases or other Collateral, and (ii) without prior notice to Borrower, notify Account Debtors, parties to Contracts, parties to Leases, and obligors in respect of Chattel Paper, Instruments, or other Collateral that such Collateral has been assigned to Mortgagee and that payments shall be made directly to Mortgagee. Upon the request of Mortgagee, Borrower shall so notify such Account Debtors, parties to Contracts, parties to Leases, and obligors in respect of Instruments, Chattel Paper, Leases or other Collateral.

(b) It is expressly agreed by Borrower that Borrower shall remain liable under each Contract, License and Lease to observe and perform all the conditions and obligations to be observed and performed by it thereunder, and Mortgagee shall have no obligation or liability whatsoever to any Person under any Contract, License or Lease (between Borrower, Equipment Owner and any Person other than Mortgagee) by reason of or arising out of the execution, delivery or performance of this Mortgage, and Mortgagee shall not be required or obligated in any manner (i) to perform or fulfill any of the obligations of Borrower thereunder, (ii) to make any payment or inquiry, or (iii) to take any action of any kind to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times under or pursuant to any Contract, License or Lease.

(c) Upon the occurrence and during the continuance of an Event of Default, Borrower, at its own expense, shall cause its independent certified public accountants to prepare and deliver to Mortgagee at any time and from time to time, promptly upon Mortgagee's request: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) test verifications of such Accounts as Mortgagee may request. Borrower, at its own expense, shall cause its independent certified public accountants to deliver to Mortgagee the results of (x) any physical verifications of all or any portion of the Collateral made or observed by such accountants, and (y) any verifications of Borrower's Accounts, in each case when and if any such verifications are conducted. Mortgagee shall be permitted to observe and consult with Borrower and Borrower's certified public accountants in the performance of these tasks.

Section 3.09 Reinstatement.

The provisions of this Mortgage shall to the extent permitted by Applicable Law remain in full force and effect and continue to be effective even if: (a) any petition is filed by or against Borrower for liquidation or reorganization; (b) Borrower becomes insolvent or makes an assignment for the benefit of creditors; (c) a receiver or trustee is appointed for all or any significant part of Borrower's assets; or (d) at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations and Mortgagee's Liens in the Collateral shall be reinstated and deemed reduced only by any amount paid and not so rescinded, reduced, restored or returned.

Section  3.10 Warranties.

(a) Borrower warrants: (a) it is and will be the lawful owner of all Collateral free of all Claims, Liens, encumbrances and setoffs whatsoever, other than the security interest granted pursuant hereto; (b) it has the capacity to grant a security interest in Collateral to Mortgagee; (c) all information furnished by Borrower to Mortgagee heretofore or hereafter, whether oral or written, is and will be correct and true as of the date given; and (d) the execution, delivery and performance hereof are within its powers and have been duly authorized.

ARTICLE 4.

EVENTS OF DEFAULT AND REMEDIES

Section 4.01 Events of Default and Remedies.

(a) Borrower shall be in default upon the occurrence of any one of the following events (each an "Event of Default"):

(i) Borrower shall fail to pay any amount payable in respect of any Secured Obligations when due (including the expiration of any applicable grace periods);

(ii) any representation, warranty or information herein, heretofore or hereafter furnished to Mortgagee by Borrower in connection with any of the Secured Obligations, including any warranty made by Borrower through the submission of any schedule, statement, certificate or other document pursuant to or in connection with this Mortgage, shall be false or misleading in any material respect; or

(iii) there shall exist any Event of Default as defined under the Loan Agreement.

Upon the occurrence of any Event of Default, Mortgagee, at its option, may exercise any rights and remedies provided to Agent under the Loan Agreement and/or available at law or equity, including all rights and remedies provided under the Uniform Commercial Code or the Convention in any jurisdiction where enforcement is sought, which include but are not limited to, the following: (i) without notice accelerate the maturity of any part or all of the Secured Obligations and terminate any agreement for the granting of further credit to Borrower; (ii) sell, lease or otherwise dispose of Collateral at public or private sale; (iii) transfer any Collateral into its own name or that of its nominee; (iv) retain Collateral in satisfaction of the Secured Obligations, with notice of such retention sent to Borrower as required by law; (v) notify any parties obligated on any Collateral consisting of Accounts, Instruments, Chattel Paper, chooses in action or the like to make payment to Mortgagee and enforce collection of any Collateral; (vi) file any action or proceeding which Mortgagee deems necessary or appropriate to protect and preserve the right, title and interest of Mortgagee in the Collateral; (vii) exercise its banker's lien or right of setoff in the same manner as though the credit were unsecured and (viii) apply all or a portion of sums received or collected from or on account of Collateral, including the proceeds of any sales thereof, to the payment of the costs and expenses incurred in preserving and enforcing rights of Mortgagee including reasonable attorneys' fees (including the reasonably allocated costs of Mortgagee's in-house counsel, but in no event including general overhead and administrative expenses or expenses in excess of the cost of work if performed by comparable outside counsel), and after application of such sums to the Secured Obligations as set forth in the Loan Agreement, Mortgagee shall account to Borrower for any surplus remaining thereafter, and shall pay such surplus to the party entitled thereto, including any second secured party who has made a proper demand upon Mortgagee and has furnished proof to Mortgagee as requested in the manner provided by law; in like manner, Borrower agrees to pay to Mortgagee without demand any deficiency after any Collateral has been disposed of and proceeds applied as aforesaid.

(b) The exercise by Mortgagee of any one right or remedy shall not be deemed a waiver or release of or any election against any other right or remedy, and Mortgagee may proceed against Borrower and the Collateral and any other collateral granted by Borrower to Mortgagee under any other agreement, all in any order and through any available remedies. A waiver on any one occasion shall not be construed as a waiver or bar on any future occasion. All property of any kind held at any time by Mortgagee as Collateral shall stand as one general continuing collateral security for all the Secured Obligations and may be retained by Mortgagee as security until all the Secured Obligations are fully satisfied.

Section 4.02 Possession of Airframe, Engine, APU, Parts and Spare Parts.

Upon an Event of Default, Mortgagee may, without notice, take possession of the whole or any part of any Airframe, Engine, APU, Parts or Spare Parts and may exclude Borrower, and all persons claiming under Borrower, wholly or partly therefrom. At the request of Mortgagee, Borrower shall promptly deliver or cause to be delivered to Mortgagee or to whomsoever Mortgagee shall designate, at such time or times and place or places as Mortgagee may specify any item of Collateral specified by Mortgagee. In addition, Borrower will provide, without cost or expense to Mortgagee, storage facilities for such Airframe, Engine, APU, Parts or Spare Parts and will cause such Airframe, Engine, APU, Parts or Spare Parts to be maintained as required by the terms hereof and of the Loan Agreement. If Borrower shall for any reason fail to deliver such Airframe, Engine, APU, Parts or Spare Part or any part thereof after demand by Mortgagee, Mortgagee may, without being responsible for loss or damage, except to the extent caused by the gross negligence or willful misconduct of Mortgagee, (a) obtain a judgment conferring on Mortgagee the right to immediate possession or requiring Borrower to deliver immediate possession of all or part of such Airframe, Engine, APU, Parts or Spare Part to Mortgagee, to the entry of which judgment Borrower hereby specifically consents, or (b) with or, to the fullest extent provided by law, without such judgment, pursue the whole or any part of such Airframe, Engine, APU, Part or Spare Part wherever it may be found and enter any of the premises where such Airframe, Engine, APU, Parts or Spare Part may be and take possession of and remove the same. Upon every such taking of possession, Mortgagee may (but shall not be obligated to), from time to time, make all such reasonable expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Airframe, Engine, APU, Part or Spare Part as Mortgagee may deem proper, which amounts shall be reimbursed in accordance with Section 4.05.

Section 4.03 Receiver.

Mortgagee shall be entitled, as a matter of right as against Borrower, without notice or demand and without regard to the adequacy of the security for the Secured Obligations by virtue of this Mortgage or any other Collateral or to the solvency of Borrower, upon the commencement of judicial proceedings by it to enforce any right under this Mortgage, to the appointment of a receiver of all or any part of the Collateral.

Section 4.04 Sale and Suits for Enforcement.

(a) Upon an Event of Default, Mortgagee, with or without taking possession of an Airframe, Engine, APU, Part or Spare Part, may:

(i) to the extent and in the manner permitted by law, sell at one or more public or private sales, as an entirety or in separate lots or parcels, the whole or any part of such Airframe, Engine, APU, Part or Spare Part, at such place or places and at such time or times and upon such terms, including terms of credit (which may include the retention of title by Mortgagee to the property so sold), as Mortgagee may determine, whether or not such Airframe, Engine, APU, Part or Spare Part shall be at the place of sale; and

(ii) proceed to protect and enforce its rights under this Mortgage by suit, whether for specific performance of any covenant herein contained or in aid of the exercise of any power herein granted or for the foreclosure of this Mortgage and the sale of the Collateral under the judgment or decree of a court of competent jurisdiction or for the enforcement of any other right.

(b) At any public sale of such Airframe, Engine, APU, Part or Spare Part or any Part thereof by Mortgagee pursuant to Section 4.04(a)(i) above, Mortgagee may consider and accept bids requiring the extension of credit to the bidder and may determine the highest bidder at such sale, whether or not the bid of such bidder shall be solely for cash or shall require the extension of credit.

(c) Mortgagee, to the extent permitted by law, may from time to time adjourn any sale under Section 4.04(a)(i) above by announcement at the time and place appointed for such sale or for any adjournment thereof and without further notice or publication, except as may be required by law, such sale to be made at the time and place to which the same shall have been so adjourned.

(d) Upon the completion of any sale under Section 4.04(a)(i) above, full title and right of possession to the Airframe, Engine, APU, Part or Spare Part so sold shall (subject to any retention of title by Mortgagee as part of the terms of such sale) pass to the accepted purchaser forthwith upon the completion of such sale, and Borrower shall deliver, in accordance with the instructions of Mortgagee (including causing the Engine, APU, Part or Spare Part to be flown to such airports as Mortgagee may specify), such Airframe, Engine, APU, Part or Spare Part so sold. If Borrower shall for any reason fail to deliver such Airframe, Engine, APU, Part or Spare Part, Mortgagee shall have all of the rights granted by Section 4.02 hereof. Mortgagee is hereby irrevocably appointed the true and lawful attorney of Borrower, in its name and stead, to make all necessary conveyances of an Airframe, Engine, APU, or Part or Spare Part if so sold. Nevertheless, if so requested by Mortgagee or by any purchaser, Borrower shall confirm any such sale or conveyance by executing and delivering all proper instruments of conveyance or releases as may be designated in any such request.

(e) Borrower hereby covenants and agrees that a notice, which shall be sent in accordance with the provisions of the Loan Agreement or this Mortgage, at least 10 days before the date of any of the foregoing acts described in this Section 4.04, shall be deemed to be reasonable notice of such act and, specifically, reasonable notification of the time and place of any public sale hereunder and reasonable notification of the time after which any private sale or other intended disposition to be made hereunder is to be made.

Section 4.05 Expenses of Enforcement.

Borrower shall pay to Mortgagee on demand any and all reasonable expenses (including reasonable attorneys' fees and legal expenses) which may have been incurred by Mortgagee, with interest: (a) in the prosecution or defense of any action growing out of or connected with the subject matter of this Mortgage, the Secured Obligations, the Collateral or any of Mortgagee's rights therein or thereto; or (b) in connection with the custody, preservation, use, operation, preparation for sale or sale of any of the Collateral or in connection with obtaining possession of any of the Collateral, the incurring of all of which are hereby authorized to the extent Mortgagee deems the same advisable. Borrower's liability to Mortgagee for any such payment with interest shall be included in the Secured Obligations. The Proceeds of any Collateral received by Mortgagee at any time before or after default, whether from a sale or other disposition of the Collateral or otherwise, or the Collateral itself, may be applied to the payment in full or in part of such of the Secured Obligations and in such order and manner as Mortgagee may elect. Borrower, to the extent of its rights in the Collateral, waives and releases any right to require Mortgagee to collect any of the Secured Obligations from any other of the Collateral or any other collateral then held by Mortgagee under any theory of marshaling of assets or otherwise.

Section 4.06 Waiver of Appraisement, Etc.

Borrower agrees, to the fullest extent that it lawfully may, that Borrower will not (and hereby irrevocably waives its right to) at any time plead, or claim the benefit or advantage of, any appraisement, valuation, stay, extension, moratorium or redemption law now or hereafter in force, in order to prevent or hinder the enforcement of this Mortgage or the absolute sale of the Collateral.

Section 4.07 Remedies Cumulative.

No remedy herein conferred upon Mortgagee is intended to be exclusive of any other remedy, but every such remedy shall be cumulative and shall be in addition to every other remedy herein conferred or now or hereafter existing in law. In addition, to the remedies provided in this Mortgage, the Mortgagee shall have and enjoy all of the remedies provided to it in the Convention.

Section  4.08 Application of Proceeds.

Proceeds of any sale, lease or other disposition or other realization upon any Collateral pursuant to this Mortgage and all other sums realized or held by the Mortgagee under this Mortgage or any proceedings hereunder (including any proceeds of insurance) shall be applied by Mortgagee and any Lender upon receipt as set forth in the Loan Agreement.

Section 4.09 Delay or Omission; Possession of Notes.

(a) No delay or omission of Mortgagee to exercise any right or remedy arising upon the happening of any Default or Event of Default shall impair any right or remedy or shall be construed to be a waiver of any such Default or Event of Default or an acquiescence therein and every right and remedy given to Mortgagee by this Article 4 or by Applicable Law may be exercised from time to time and as often as may be deemed expedient by Mortgagee.

(b) All rights of action under this Mortgage may be enforced by Mortgagee without the possession of the Note or any other instrument or document evidencing any obligation or the production thereof in any proceeding.

Section 4.10 Power of Attorney.

Borrower hereby irrevocably appoints Mortgagee the true and lawful attorney of Borrower for the duration of this Mortgage (with full power of substitution) in the name, place and stead of, and at the expense of, Borrower in connection with the enforcement of the rights and remedies provided for in this Article 4: (a) to give any necessary receipts or acquittances for amounts collected or received hereunder; (b) to make all necessary transfers of the Airframe, Engine, APU, Parts or Spare Parts in connection with any sale, lease or other disposition made pursuant hereto; (c) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale, lease or other disposition, Borrower hereby ratifying and confirming all that such attorney (or any substitute) shall lawfully do hereunder and pursuant hereto; (d) to execute in Borrower's name and file one or more financing, amendment and continuation statements covering the Collateral in order to perfect or continue a perfected Mortgagee's Lien upon the Collateral if Borrower fails to do so promptly after request therefore by Mortgagee, including filing any financing or continuation statement without the signature of Borrower to the extent permitted by Applicable Law; (e) to register, amend, assign, subordinate, consent to or discharge any registrations on the International Registry; (f) to sign any agreements, orders or other documents in connection with or pursuant to a given Lease; (g) to receive, open, and retain all mail addressed to Borrower relating to the Collateral, (h) to make, settle, and adjust all claims under Borrower's or any Lessee’s policies of insurance and make all determinations and decisions with respect to such policies of insurance relating to the Collateral; and (i) to settle and adjust disputes and claims respecting the Accounts directly with Account Debtors, for amounts and upon terms which Mortgagee determines to be reasonable, and Mortgagee may cause to be executed and delivered any documents and releases which Mortgagee determines to be necessary. Except for item (d) above, the power of attorney granted hereby may not be exercised unless an Event of Default has occurred and is continuing and Mortgagee has notified Borrower that it will enforce its security interest in the Collateral if such notice is specifically required under the applicable Loan Documents (including pursuant to any notice and cure rights). The appointment of Mortgagee as Borrower's attorney-in-fact, and each and every one of Mortgagee's rights and powers, being coupled with an interest, is irrevocable until all of the Secured Obligations have been fully repaid and performed. MORTGAGEE AND ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES, LENDERS OR REPRESENTATIVES SHALL NOT BE RESPONSIBLE TO BORROWER OR ANY OTHER PERSON FOR ANY ACT OR FAILURE TO ACT PURSUANT TO THE POWERS GRANTED UNDER THE POWER OF ATTORNEY HEREIN OR OTHERWISE, EXCEPT FOR ITS OR THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES. Nevertheless, if so requested by Mortgagee or a purchaser, lessor or lessee, Borrower shall ratify and confirm any such sale, lease or other disposition by executing and delivering to Mortgagee or such purchaser, lessor or lessee all proper bills of sale, assignments, releases, leases and other instruments as may be designated in any such request. Any such attorney of Borrower shall have full power to do any and all things necessary to be done with respect to the above transactions as fully and effectually as Borrower might do, and Borrower hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. The rights of the Mortgagee under this section shall be in addition to the rights of the Mortgagee under the IDERA, as set forth in section 3.02 above.

Section 4.11 Waiver of Claims.

To the maximum extent permitted by Applicable Law, Borrower waives all claims, damages, and demands against Mortgagee, its Affiliates, agents, and the officers and employees of any of them arising out of the repossession, retention or sale of any Collateral and any other acts or failure to act in connection with Mortgagee's rights and remedies hereunder, except such as are determined in a final judgment by a court of competent jurisdiction to have arisen out of the gross negligence or willful misconduct of such Person.

Section 4.12 Additional Waivers.

Borrower waives: (a) all right to require Mortgagee to proceed against any other person including any other borrower hereunder or under the Loan Agreement or to apply any Collateral Mortgagee may hold at any time or to pursue any other remedy, Collateral, endorsers or guarantors may be released, substituted or added without affecting the liability of Borrower hereunder; (b) the defense of the statute of limitations in any action upon any obligations of Borrower secured hereby; (c) any right of subrogation and any right to participate in Collateral until all obligations secured hereby have been paid in full; and (d) to the fullest extent permitted by law, any right to oppose the appointment of a receiver or similar official to operate Borrower's business after the occurrence and during the continuance of an Event of Default.

ARTICLE 5.

CONCERNING THE LEASES

Section 5.01 Acknowledgement of Leases.

Borrower and Mortgagee acknowledge and agree for the benefit of each Permitted Lessee that notwithstanding any other provisions hereof to the contrary, including but not limited to Mortgagee’s remedies under Sections 4.02 and 4.04, the Lien of this Mortgage shall be expressly subject to all of the rights of such Permitted Lessee under the applicable Lease so long as no Event of Default under a given Lease has occurred and so long as the Lessee performs its obligations under the Acknowledgement.

Section 5.02 Quiet Enjoyment, Etc.

Borrower and Mortgagee acknowledge and agree for the benefit of each Permitted Lessee that notwithstanding any other provision hereof to the contrary:

(a) so long as no Event of Default under the Lease shall have occurred and the Lessee performs its obligations under the Acknowledgement, Mortgagee shall not interfere or permit any Person acting by, through or under Mortgagee to interfere with any right of such Permitted Lessee peaceably and quietly without hindrance or molestation to hold, possess and use, during the term of the applicable Lease and in accordance with the terms thereof, the Airframe, Engine, APU, Part or Spare Part;

(b) subject to the provisions of this Mortgage and the Acknowledgement, and until the occurrence of an Event of Default and upon demand by Mortgagee, Borrower may exercise all the rights and enjoy all the benefits of the lessor under the applicable Lease; and

(c) any amounts held by Mortgagee or any agent or trustee acting on behalf of Mortgagee for which application is provided in a given Lease or applicable replacement Lease shall be applied solely as provided in such Lease.

Section 5.03 Only One Original Lease.

One originally executed counterpart of each Lease included in the Collateral shall be marked "original" and legended in form satisfactory to Mortgagee to indicate that such Lease is the original of a given Lease with all other copies marked "copy." The original Lease shall be delivered by Borrower to Mortgagee or its designee together with the original bill of sale for the equipment being leased, prior to said Lease being included in the Borrowing Base (subject to the terms and conditions in the Loan Agreement).

Section  5.04 Miscellaneous.

(a) Borrower shall remain liable as lessor under the applicable Lease to perform all the obligations assumed by Borrower thereunder. The obligations of Borrower under the applicable Lease may be performed by Mortgagee or any subsequent assignee of Mortgagee ("Subsequent Mortgagee") without releasing Borrower therefrom. Mortgagee or any Subsequent Mortgagee shall have no liability or obligation under any Lease by reason of this Mortgage and shall not, by reason of this Mortgage, be obligated to perform any of the obligations of Borrower under the Leases or to file any claim or take any other action to collect or enforce any payment assigned hereunder.

(b) Borrower hereby agrees (i) to perform duly and punctually each of the terms, conditions and covenants contained in a given Lease, and (ii) subject to Borrower's business judgment and reasonable commercial practice, to exercise promptly and diligently each and every right Borrower may have under a given Lease.

(c) Borrower does hereby warrant and represent that all Leases are in full force and effect and that Borrower has not assigned or pledged, and hereby covenants that Borrower will not assign or pledge, so long as this Mortgage shall remain in effect, the whole or any part of the rights hereby assigned, to anyone other than Mortgagee.

ARTICLE 6.

MISCELLANEOUS PROVISIONS

Section  6.01 Amendments, Etc.

No amendment or waiver of any provision of this Mortgage, or consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Mortgagee, and registered with the International Registry if required by Mortgagee, and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 6.02 Notices.

All notices, requests and demands to or upon the respective parties hereto to be effective, shall be in writing and shall be personally delivered or sent by facsimile (with subsequent written confirmation) or by registered or certified first class mail, postage prepaid, return receipt requested, or by nationally recognized overnight (or next business day) courier service and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, on the day that such facsimile is transmitted, or, if by first class mail, five (5) days following the date on which such writing is deposited with the postal service, or the day after the date when deposited with a nationally recognized overnight (or next business day) courier service, addressed as follows, or to such other address as either party hereto may hereafter specify in writing to the other party:

Borrower:
AeroCentury Corp.
Attn: Harold M. Lyons
           Christopher B. Tigno
1440 Chapin Avenue, Suite 310
Burlingame, CA 94010-4011
Telephone No.: (650) 340-1888
Facsimile No.: (650) 696-3929
Email: XXXX@aerocentury.com
           XXXX@aerocentury.com

Mortgagee:
MUFG Union Bank, N.A.
Special Assets Division
Attn: John Lilly
1221 Avenue of Americas, 7th Floor
New York, NY 10020Email: XXXX@us.mufg.jp
           and to:

Sheppard Mullin Richter & Hampton LLP
Four Embarcadero Center, 17th Floor
San Francisco, CA 94111-4106
Attn: Juliette M. Ebert, Esq.
Telephone No.: (415) 434-XXXX
Facsimile No.: (415) 434-XXXX
Email: XXXX@sheppardmullin.com
          XXXX@sheppardmullin.com

Section 6.03 Continuing Lien and Security Interests; Transfer.

(a) This Mortgage shall create a continuing lien and security interest in the Collateral and shall (i) remain in full force and effect until payment and performance in full of all the Secured Obligations, (ii) be binding upon Borrower, its successors and assigns, and (iii) inure, together with the rights and remedies of Mortgagee hereunder, to the benefit of Mortgagee, and its respective successors, transferees and assigns.

(b) Mortgagee shall at all times be the same Person that is “Agent” under the Loan Agreement.  Written notice of resignation by Agent pursuant to the Loan Agreement shall also constitute notice of resignation as Mortgagee under this Mortgage.  Removal of Agent pursuant to any provision of the Loan Agreement shall also constitute removal as Mortgagee under this Mortgage.  Appointment of a successor Agent pursuant to the Loan Agreement shall also constitute appointment of a successor Mortgagee under this Mortgage.  Upon the acceptance of any appointment as Agent by a successor Agent under the Loan Agreement, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Mortgagee as the Mortgagee under this Mortgage, and the retiring or removed Mortgagee shall promptly (i) assign and transfer to such successor Mortgagee all of its right, title and interest in and to this Mortgage and the Collateral, and (ii) execute and deliver to such successor Mortgagee such assignments and amendments and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Mortgagee of the liens and security interests created hereunder, whereupon such retiring or removed Mortgagee shall be discharged from its duties and obligations under this Mortgage.  After any retiring or removed Mortgagee’s resignation or removal hereunder as Mortgagee, the provisions of this Mortgage and the Loan Documents shall inure to its benefit as to any actions taken or omitted to be taken by it under this Mortgage while it was Mortgagee hereunder.

Section 6.04 Governing Law; Service of Process; Choice of Forum.

(a) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

BORROWER HEREBY CONSENTS AND AGREES, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, THAT THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK AND SITTING IN THE COUNTY OF NEW YORK, NEW YORK, RESPECTIVELY, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG THE PARTIES HERETO PERTAINING TO THIS MORTGAGE OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT EACH OF THE BORROWER AND MORTGAGEE ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS MORTGAGE SHALL BE DEEMED OR OPERATE TO PRECLUDE MORTGAGEE OR ANY CREDIT FACILITY LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS DUE UNDER THE CREDIT FACILITY, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR SUCH OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF MORTGAGEE OR SUCH CREDIT FACILITY LENDER. BORROWER EXPRESSLY SUBMITS AND CONSENTS TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE TO BORROWER AS SET FORTH IN SECTION 6.02 HEREIN AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON SUCH PARTY'S ACTUAL RECEIPT THEREOF.

(b) To the extent permitted by law, service of process in any action against Borrower or Mortgagee may be made by registered or certified mail, return receipt requested, to its address indicated herein.

(c) Borrower agrees that any final judgment rendered against it in any action or proceeding shall be conclusive as to the subject of such final judgment and may be enforced in other jurisdictions in any manner provided by law.

Section 6.05 Severability; Drafting.

The invalidity of any one or more of the provisions of this Mortgage shall not affect the remaining provisions of this Mortgage. If any one or more of the provisions of this Mortgage should be held by any court of law to be invalid, or should operate to render this Mortgage invalid or to impair the lien and security interest of this Mortgage on all or the major portion of the property intended to be mortgaged hereunder, this Mortgage shall be construed as if such provisions had not been contained therein. In the event of a dispute between any of the parties hereto over the meaning of this Mortgage, all parties shall be deemed to have been the drafter hereof, and any Applicable Law that states that contracts are construed against the drafter shall not apply.

Section 6.06 Entire Agreement.

This Mortgage (including all exhibits hereto) and the documents executed pursuant hereto constitute the entire agreement of the parties with respect to the subject matter hereof and there are no other prior or contemporaneous written or oral understandings with regard to the subject matter hereof.

Section 6.07 Counterparts.

This Mortgage may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 6.08 Loan Agreement to Control.

In the event of a conflict between the terms of this Mortgage and the terms of the Loan Agreement, the terms of the Loan Agreement shall control.

Section 6.09 Section Titles.

The Section titles and Table of Contents contained in this Mortgage and any other Loan Document are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

Section 6.10 Time of the Essence.

Time is of the essence for performance of any obligations under this Mortgage.

Section 6.11 Termination and Release.

(a) Termination; Full Release. This Mortgage shall create a continuing lien and security interest in the Collateral and shall remain in full force and effect until the earlier to occur of the following: (i) payment in full of the Secured Obligations (other than contingent obligations which by their nature cannot be satisfied by payment at such time) and either (x) expiration of the term of the Loan Agreement or (y) termination of the obligation of any Lender to make any advances to Borrower pursuant to the Loan Agreement or any other Loan Documents; or (ii) release by the Mortgagee of the Lien created hereunder in accordance with the terms and conditions of this Mortgage, the Loan Agreement and the other Loan Documents, this Mortgage, at which time all of the powers, rights and interests granted hereunder and created hereby shall forthwith terminate, and the Mortgagee shall, at the cost and expense of Borrower, execute and deliver all such documents and instruments reasonably necessary to accomplish the same, within a reasonable period of time.

(b) Partial Release. Notwithstanding paragraph (a), subject to the terms of the Loan Agreement, Borrower shall be entitled to have any item of Collateral released from this Mortgage, which partial releases shall be in form reasonably satisfactory to Mortgagee, for sale or other disposal of Collateral in accordance with the Loan Agreement. If any item of Collateral released pursuant to the foregoing is then the subject of a Lease from Borrower and if the Lessee has deposited with Borrower any Security Deposit or related cash, letter of credit, or guaranty, a maintenance reserve or other cash deposit that does not constitute payment of rental under the relevant Lease, then at the time of release of the relevant Collateral the Mortgagee shall also release the related cash deposit and letter of credit. Notwithstanding the foregoing, Borrower shall not be entitled to a release of any item of Collateral unless, at the time of such release: (i) Borrower complies with all requirements set forth in the Loan Agreement regarding the sale, disposal or other transfer of such Collateral and in any other Loan Document; (ii) there is not then existing an Default or Event of Default; and (iii) no Default or Event of Default would exist immediately following the release.

Section 6.12 Amendment and Restatement. This Mortgage is a complete amendment and restatement of the Security Agreement, and the Liens contained in the Security Agreement are carried forward, renewed and extended to secure the obligations and indebtedness secured by the Security Agreement. This Mortgage and the security interest herein granted are in addition to, and not in substitution, novation or discharge of, any and all prior or contemporaneous security agreements and security interests in favor of Mortgage or assigned to Mortgagee by others. All rights, powers and remedies of Mortgagee in all such security agreements are cumulative, but in the event of actual conflict in terms and conditions, the terms and conditions of the latest security agreement shall govern and control.

[Remainder of Page Intentionally Left Blank]

-1-	Fourth Amended and Restated Mortgage & Security Agreement
0A22-152811

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amended and Restated Mortgage and Security Agreement to be duly executed and delivered as of the day and year first above written.

AEROCENTURY CORP.,
as Borrower

By /s/ Frank Pegueros
Name: Frank Pegueros
Title: Senior Vice President - Operations

Mortgage & Security Agreement
0A22-152811

MUFG UNION BANK, N.A., as Agent,

as Mortgagee

By:           /s/ John Lilly
Name:
John Lilly
                                                                                         Title: Director

-[Insert Page Number]-	Mortgage & Security Agreement
0A22-152811

EXHIBIT A

The Security Agreement

Fourth Amended and Restated Mortgage and Security Agreement
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EXHIBIT B

US REGISTERED AIRFRAMES AND ENGINES

Fourth Amended and Restated Mortgage and Security Agreement
0A22-152811

THE ENGINES
Fourth Amended and Restated Mortgage and Security Agreement
0A22-152811

NON-US REGISTERED AIRFRAMES

Fourth Amended and Restated Mortgage and Security Agreement
0A22-152811

EXHIBIT C

LEASES

Fourth Amended and Restated Mortgage and Security Agreement
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EXHIBIT D

Form of Mortgage Supplement

Fourth Amended and Restated Mortgage and Security Agreement
0A22-152811

EXHIBIT E

IRREVOCABLE DE-REGISTRATION

AND EXPORT REQUEST AUTHORIZATION

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